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                                                                   EXHIBIT 10.12

                                 SIDE AGREEMENT

    This Side Agreement ("Agreement") is dated as of the 19th day of March 1999, is by and between ACLARA BIOSCIENCES, INC., 3906 Trust Way, Hayward, California 94545-3716 ("ACLARA") and THE PERKIN-ELMER CORPORATION, having its PERKIN-ELMER Biosystems Division at 850 Lincoln Centre Drive, Foster City, CA 94404 ("PERKIN-ELMER").

A. WHEREAS, ACLARA and PERKIN-ELMER (the "Parties") will enter into a collaboration agreement ("Collaboration Agreement") at a date coincident with the execution of this Agreement;

B. WHEREAS, the Parties will enter into a Custom Instrument Development and Commercialization Agreement ("PRI Agreement") with the R.W. Johnson Pharmaceutical Research Institute, a Division of Ortho-McNeil
    Pharmaceutical, Inc. (PRI), at a date coincident with the execution of this Agreement, for the purpose of developing certain HTS Systems, under which the Parties will receive [*] from PRI;

C.  WHEREAS, PERKIN-ELMER has already received [*] from PRI;

D. WHEREAS, the Parties desire to clarify certain matters relating to the Collaboration Agreement as it pertains to their participation in the PRI Agreement.

NOW THEREFORE, in considerations of the mutual covenants and promises contained in this Agreement, the Parties agree as follows:

1. Definitions. As used herein, capitalized terms will have the meaning ascribed to them in the PRI Agreement or the Collaboration Agreement.

2. Distribution of Funds Received from PRI. Under the PRI Agreement, PRI will provide the Parties with [*] with which to undertake the development of certain HTS Systems for PRI, the money to be distributed between the Parties as follows: [*] will go to PERKIN-ELMER, and [*] will go to ACLARA. In particular, PERKIN-ELMER will pay ACLARA, within three (3) days after received by PERKIN-ELMER, [*] scheduled to be received from PRI pursuant to
    Section 6.1 of the PRI Agreement, and [*] of funds received from PRI pursuant to Sections 6.2, 6.3 and 6.4 of the PRI Agreement. PERKIN-ELMER will have no liability to ACLARA on account of PRI's failure for any reason whatsoever to make any payment due PERKIN-ELMER, or PERKIN-ELMER and ACLARA, under the PRI

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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    Agreement. PERKIN-ELMER's sole obligation will be to pay ACLARA the designated portion of whatever funds PERKIN-ELMER does in fact receive from PRI.

3. Commercial Sale. Sales of Microfluidic Electrophoresis Devices to PRI under the PRI Agreement will not be considered commercial sales as that term is used in Section 3.3.8 of the Collaboration Agreement.

4. Technology Access Partner. PRI is a Technology Access Partner and the PRI Agreement is a Technology Access Agreement.

5. Royalties. Any royalty received from PRI for PRI's manufacture or sale of Microfluidic Electrophoresis Devices will be split [*] between PERKIN-ELMER and ACLARA.

6. Installation, Service and Support. ACLARA and PERKIN-ELMER will determine as between themselves which company will provide installation, service and support to PRI pursuant to the provisions of Section 5.5 of the PRI Agreement. Generally, it is contemplated that ACLARA will provide support on matters involving Microfluidic Chips and assay chemistry, and PERKIN-ELMER will provide support on matters involving HTS Chip Devices and Commercial Instruments. Each party will bear its own expenses of providing installation, service and support to PRI.

7. Allocation of Personnel. Commencing on the date the PRI Agreement is signed by the last of the parties thereto or as soon thereafter as is feasible, but in any event no later than ninety (90) days after such date, and during the remainder of the original [*] term of the Project, which [*] term ends
    [*], PERKIN-ELMER agrees to allocate an average of at least fourteen FTE's to the Project, and ACLARA agrees to allocate an average of at least [*] FTE's to the Project. In the event that the original [*] term of the Project is extended by PERKIN-ELMER and ACLARA on the other hand, or PRI on the other, PERKIN-ELMER will allocate and expend [*] of the number of FTE's allocated to the Project and ACLARA will allocate and expend [*] of the number of FTE's allocated and expended to the Project, unless the PERKIN-ELMER/ACLARA Joint Steering Committee otherwise agrees.

8. Manufacturing Cost. Manufacturing Cost within the meaning of the Collaboration Agreement will never be more than Fully Burdened Manufacturing Cost and Fully Burdened Chip Manufacturing Cost within the meaning of the PRI Agreement, notwithstanding anything contained in the Collaboration Agreement to the contrary.

[Signature page Follows]

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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IN WITNESS WHEREOF, the Parties, through their authorized officers, have executed this Agreement as of the date first written above.

ACLARA BIOSCIENCES, INC.             THE PERKIN-ELMER CORPORATION,
                                     THROUGH ITS PE BIOSYSTEMS
                                     DIVISION

By: /s/ JOSEPH M. LIMBER             By: /s/ MICHAEL HUNKAPILLER
   --------------------------            ------------------------------

Name: Joseph M. Limber               Name: Michael Hunkapiller
     ------------------------             -----------------------------

Title: President, CEO                Title: Executive Vice President
      -----------------------              ----------------------------

Date: March 19, 1999                 Date: March 19, 1999
     ------------------------             -----------------------------


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